EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Frontegra Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Frontegra Funds, Inc. for the period ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Frontegra Funds, Inc. for the stated period.

/s/ William D. Forsyth III		/s/ Elyce D. Dilworth
William D. Forsyth III, President		Elyce D. Dilworth, Treasurer
Frontegra Funds, Inc.		Frontegra Funds, Inc.
(Principal Executive Officer)		(Principal Financial Officer)

Dated:	February 18, 2014

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Frontegra Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.